SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2003

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239
(Address of Principal Executive Offices)	(Zip Code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1 Press Release dated August 25, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 25, 2003, AMERCO issued a press release relating to its financial results for the fiscal years ended March 31, 2001, 2002 and 2003 as well as some guidance regarding the financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2003

AMERCO

/s/ Gary V. Klinefelter

Gary V. Klinefelter, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 25, 2003